STOCK PLEDGE AGREEMENT


                  THIS STOCK PLEDGE AGREEMENT dated as of May 14, 1999 (the "Pledge Agreement") among UGLY DUCKLING CAR SALES AND FINANCE CORPORATION, an Arizona corporation formerly known as Duck Ventures, Inc. ("Pledgor"), as owner of all of the outstanding capital stock in Ugly Duckling Receivables Corp. ("UDRC"), a Delaware corporation, and Ugly Duckling Receivables Corp. II, a
Delaware corporation ("UDRC II"), UGLY DUCKLING CORPORATION, a Delaware corporation ("UDC") and HARRIS TRUST AND SAVINGS BANK, as collateral agent (in such capacity, together with its successors in such capacity, the "Collateral Agent") for the Lenders from time to time party to the Loan Agreement referred to below.

                             INTRODUCTORY STATEMENTS

                  Pledgor is the sole holder of fifty (50) shares of common stock, $.01 par value per share in UDRC and fifty (50) shares of common stock, $.01 par value per share, in UDRC II (collectively, together with the capital stock of each New Issuer (as defined below) pledged or required to be pledged hereunder, the "Pledged Shares"). UDC, as borrower, has on the date hereof entered into a Senior Secured Loan Agreement with certain lenders (such lenders, together with their successors and assigns, the "Lenders") and the Collateral Agent (as such agreement may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which UDC has borrowed money from the Lenders. Pledgor, which is a wholly owned subsidiary of UDC, will receive substantial direct and indirect benefits from the loans made to UDC under the Loan Agreement and Pledgor has agreed to (i) guarantee the Obligations (as defined in the Loan Agreement) pursuant to the Guaranty (as defined in the Loan Agreement), and (ii) pledge the Pledged Shares and any proceeds thereof as security for Pledgor's obligations under the Guaranty. Accordingly, the Pledged Shares and any proceeds thereof will secure obligations of Pledgor to Lender. Terms used herein but not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

                  In consideration of the premises and of the agreements herein contained, Pledgor, Lender and UDC agree as follows:

                  Section 1. Definitions.

                  (a) Capitalized terms used but not otherwise defined in this Pledge Agreement shall have the meanings specified therefor in the Loan Agreement.

                  (b) As used herein, the term "Final Date" shall mean the date upon which all of the Obligations as defined in the Loan Agreement have been fully paid and performed to the satisfaction of each Lender. The term "Loan
Documents" shall mean the Loan Agreement, the Notes, the Guaranty, the Collateral Account Agreement, this Pledge Agreement and any and all documents, instruments and agreements securing and/or relating to the Obligations of UDC or Pledgor to any Lender.

                  Section 2. Pledge of Stock and Grant of Security Interest. As security for the prompt payment and performance in full when due of the Secured


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Obligations (as defined below), Pledgor hereby delivers,  pledges and assigns to the Collateral Agent, for the benefit of the Collateral Agent and the ratable benefit of the Lenders and grants in favor of the Collateral Agent, for the benefit of the Collateral Agent and the ratable benefit of the Lenders, a first priority security interest in all of Pledgor's right, title and interest in and to the Pledged Shares (which represent all capital stock of each issuer of Pledged Shares) and all capital stock of each New Issuer (as defined below), together with all of Pledgor's rights and privileges with respect thereto, all proceeds, income and profits thereof, all dividends and other distributions in respect thereof (including, without limitation, any and all investment property distributed in respect thereof) and all property (including, without limitation, all investment property) received in exchange thereof or in substitution therefor (the "Collateral").

                  This Agreement secures, and the Collateral is collateral security for, the prompt payment and performance in full when due, whether on a specified payment date, at stated maturity, by acceleration or otherwise (including, without limitation, the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code or any similar law) of all obligations of UDC and all obligations of Pledgor, in each case of every type and nature, now or hereafter existing under the Loan Documents (including, without limitation, the Guaranty), whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy would accrue on such obligations), fees, expenses, indemnities or otherwise (all such obligations being the "Secured Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed to the Collateral Agent or any Lender under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding.

                  Section 3. Dividends, Options, or Other Adjustments. Until the Final Date, Pledgor shall deliver as Collateral to the Collateral Agent, and, as security for the full and complete payment and performance of all of the Secured Obligations hereby grants to the Collateral Agent a continuing security interest in, any and all additional shares of stock or any other property (including, without limitation, investment property) of any kind distributable on or by reason of the Collateral, whether in the form of or by way of stock dividends, warrants, total or partial liquidation, conversion, prepayments, redemptions or otherwise, including cash dividends and any cash interest payments. If any such dividends, interest payments, additional shares of capital stock, instruments, or other property, a security interest in which can only be perfected by possession, which are distributable on or by reason of the Collateral pledged hereunder, shall come into the possession or control of Pledgor, Pledgor shall forthwith transfer and deliver such property to the Collateral Agent as Collateral hereunder.

                  Section 4. Delivery of Share Certificates; Stock Powers. Pledgor shall promptly deliver to the Collateral Agent, or cause UDRC or UDRC II or any other entity issuing the Collateral to deliver directly to Lender, share certificates or other instruments representing any Collateral issued to, acquired or received by Pledgor after the date of this Pledge Agreement with a stock or bond power duly executed in blank by Pledgor. If, at any time the Collateral Agent notifies Pledgor that it requires additional stock powers endorsed in blank, Pledgor shall promptly execute in blank and deliver the requested power to the Collateral Agent.


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



                  Section 5. Power of Attorney. Pledgor hereby constitutes and irrevocably appoints the Collateral Agent as Pledgor's true and lawful attorney-in-fact, with the power, after the occurrence of an "Event of Default" under and as defined in the Loan Agreement, to the full extent permitted by law, to affix to any certificates and documents representing the Collateral, the stock or bond powers delivered with respect thereto, and to transfer or cause the transfer of Collateral, or any part thereof, on the books of UDRC or UDRC II or any other entity issuing such Collateral, to the name of the Collateral Agent or any nominee of either, and thereafter to exercise with respect to such Collateral all the rights, powers and remedies of an owner. The power of attorney granted pursuant to this Pledge Agreement and all authority hereby conferred are granted and conferred solely to protect the Collateral Agent's interest in the Collateral and shall not impose any duty upon the Collateral Agent to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest until the Final Date.

                   Section 6. Inducing Representations of Pledgor. Pledgor represents and warrants to the Collateral Agent and each Lender that:

                   (a) The Pledged Shares are validly issued, fully paid for and non-assessable.

                   (b) The Pledged Shares of UDRC and UDRC II represent all of the issued and outstanding capital stock of UDRC and UDRC II, respectively.

                   (c) Pledgor is the sole legal and beneficial owner of, and has good and marketable title to, the Pledged Shares, free and clear of all pledges, liens, security interests and other encumbrances except the security interest created by this Pledge Agreement, and Pledgor has the unqualified right and authority to execute and perform this Pledge Agreement.

                   (d) No options, warrants or other agreements with respect to the Collateral are outstanding.

                   (e) Any consent, approval or authorization of or designation or filing with any authority on the part of Pledgor which is required in connection with the pledge and security interest granted under this Pledge Agreement has been obtained or effected.

                   (f) Neither the execution and delivery of this Pledge Agreement by Pledgor, the consummation of the transaction contemplated hereby nor the satisfaction of the terms and conditions of this Pledge Agreement:

                           (i) conflicts with or results in any breach or violation of any provision of the articles of incorporation or bylaws of Pledgor or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to Pledgor or any of its properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over Pledgor;

                           (ii) conflicts with, constitutes a default (or an event which with the giving of notice or the passage of time, or both, would constitute a default) by Pledgor under, or a breach of or contravenes any provision of, any agreement to which Pledgor or any of


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         its  subsidiaries is a party or by which it or any of their  properties is or may be bound or affected, including without limitation any loan agreement, mortgage, indenture or other agreement or instrument; or

                           (iii) results in or requires the creation of any lien upon or in respect of any of Pledgor's assets except the lien created by this Pledge Agreement.

                  (g) With respect to all Pledged Shares heretofore delivered to and currently held by Lender, and upon delivery to the Collateral Agent of any Pledged Shares hereafter issued to, acquired or received by Pledgor, the Collateral Agent has (and, with respect to Pledged Shares hereafter delivered, will have) a valid, perfected first priority security interest in and to the Collateral, enforceable as such against all other creditors of Pledgor and against all persons purporting to purchase any of the Collateral from Pledgor.

                  (h) The board of directors of UDRC and UDRC II have duly adopted the resolutions identified on Exhibits A-1 and A-2, respectively, attached hereto (the "Standing Dividend Resolutions"), and such resolutions remain in full force and effect and have not been rescinded, amended, altered, revoked or modified in any respect. Pursuant to the Standing Dividend Resolutions, Pledgor has delivered the UDRC Dividend Direction Letter and the UDRC II Dividend Direction Letter to the Trustee.

                  Section 7. Obligations of UDC and Pledgor. Pledgor further represents, warrants and covenants to the Collateral Agent and each Lender that:

                  (a) Pledgor will not sell, transfer or convey any interest in, or suffer or permit any lien or encumbrance to be created upon or to exist with respect to, any of the Collateral during the term of this Pledge Agreement, other than the lien granted hereunder and the lien granted to General Electric Capital Corporation ("GECC") pursuant to the Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement entered into as of August 15, 1997 among GECC, UDC, Pledgor, and certain other entities, as such Agreement may be amended from time to time.

                  (b) During the Securitization Period, Pledgor will not cause or permit UDRC or UDRC II to enter into any securitization agreement or arrangement other than as set forth in the UDRC Securitization Documents or the UDRC II Securitization Documents, or substantially similar agreements and arrangements in the future, without the prior written consent of Lender.

                  (c) Pledgor will not effect any securitizations through any subsidiary or affiliate other than UDRC II unless (i) either (A) Pledgor pledges to Lender all of the capital stock of any such subsidiary or affiliate (the "New Issuer") and Pledgor delivers to Lender a dividend direction letter executed by the New Issuer and supported by a standing dividend resolution of the board of directors of New Issuer, which dividend direction letter and standing dividend resolution are each substantially similar to the UDRC II Dividend Direction Letter and the UDRC II Standing Dividend Resolution, or (B) the New Issuer pledges directly to Lender all of its interests in any trust or other entity which issues interests in a securitization, or (C) UDC or Pledgor otherwise complies with the provisions of Section 3.1 of the Loan Agreement, and (ii) all other matters in connection with such securitization are reasonably satisfactory in form and substance to the Required Lenders.


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



                  (d) Pledgor will, at Pledgor's expense, at any time and from time to time at the request of the Collateral Agent or the Required Lenders do, make, procure, execute and deliver all acts, things, writings, assurances and other documents as may be reasonably proposed by Lender to preserve, establish, demonstrate or enforce the rights, interests and remedies of the Collateral Agent and the Lenders as created by, provided in, or emanating from this Pledge Agreement.

                  (e) Pledgor will not take any action which would cause UDRC or UDRC II or any New Issuer to issue any other capital stock without the prior written consent of the Required Lenders.

                  (f) Pledgor will not consent to any amendment to the articles of incorporation of UDRC or UDRC II or any New Issuer without the prior written consent of the Required Lenders.

                  (g) Pledgor will not take any action which would cause, and will not consent to, any transfer by UDRC or UDRC II or any New Issuer of the UDRC Class B Certificates, the UDRC II Class B Certificates or any Additional Class B Certificates.

                  Section 8. Dividends. Pledgor has not and will not permit UDRC or UDRC II or any New Issuer to, rescind, amend, alter, revoke or modify any Standing Dividend Resolutions, the UDRC Dividend Direction Letter or the UDRC II Dividend Direction Letter, as the case may be, in any respect without the prior written consent of the Required Lenders.

                  Section 9. Voting Proxy. Pledgor hereby grants to the Collateral Agent an irrevocable proxy to vote the Pledged Shares at the direction of the Required Lenders with respect to any matter permitted under the Articles of Incorporation of UDRC and UDRC II and each New Issuer, as the case may be, which proxy shall continue until the Final Date. Pledgor represents and warrants that it has directed UDRC and UDRC II and each New Issuer, in accordance with Section 217 of the Delaware General Corporation Law, to reflect on UDRC's and UDRC II's and such New Issuer's books, respectively, the right of the Collateral Agent to vote the Pledged Shares at the direction of the Required Lenders. Upon the request of the Collateral Agent or the Required Lenders, Pledgor shall deliver to the Collateral Agent and the Lenders such further evidence of such irrevocable proxy to vote the Collateral as Collateral Agent or Required Lenders may request pursuant hereto.

                  Section 10. Rights of the Collateral Agent and the Lenders. The Collateral Agent or any Lender may, at any time and without notice, discharge any taxes, liens, security interests or other encumbrances levied or placed on the Collateral, pay for the maintenance and preservation of the Collateral, or pay for insurance on the Collateral; the amount of such payments, plus any and all reasonable fees, costs and expenses of the Collateral Agent and each such Lender (including attorneys' fees and disbursements) in connection therewith, shall be reimbursed by UDC within five (5) days of demand, with interest thereon from the date paid at the rate provided in the Loan Agreement.

                   Section 11. Remedies Upon Event of Default under the Loan Agreement. The Collateral Agent may exercise any one or more of the following remedies:

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



                  (a) Upon the occurrence of an "Event of Default" pursuant to the Loan Agreement, the Collateral Agent may, without notice to Pledgor:

                           (i) cause the Collateral to be transferred to the Collateral Agent's name or to the name of a nominee of the Collateral Agent, and thereafter exercise as to such Collateral all of the rights, powers and remedies of an owner;

                           (ii) collect by legal proceedings or otherwise all dividends, interest, principal payments, capital distributions and other sums now or hereafter payable on account of the Collateral, and hold all such sums as part of the Collateral, or apply such sums to the payment of the Secured Obligations in such manner and order as the Collateral Agent shall decide at the direction of the Required Lenders; or

                           (iii) enter into any extension, subordination, reorganization, deposit, merger, or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith deposit or surrender control of the Collateral thereunder, and accept other property in exchange therefor and hold and apply such property or money so received in accordance with the provisions hereof.

                  (b) In addition to all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction, upon the occurrence of an "Event of Default" pursuant to the Loan Agreement, the Collateral Agent shall have the right, without demand of performance or other demand, advertisement or notice of any kind, except as specified below, to or upon Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), to proceed forthwith to collect, receive, appropriate and realize upon the Collateral, or any part thereof in one or more parcels in accordance with applicable securities laws and in a manner designed to ensure that such sale will not result in a distribution of the Pledged Shares in violation of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") and on such terms (including a requirement that any purchaser of all or any part of the Collateral shall be required to purchase any securities constituting the Collateral solely for investment and without any intention to make a distribution thereof) as the Collateral Agent, at the direction of the Required Lenders, deems appropriate without any liability for any loss due to a decrease in the market value of the Collateral during the period held. If any notification to Pledgor of intended disposition of the Collateral is required by law, such notification shall be deemed reasonable and properly given if mailed to Pledgor, postage prepaid, at least ten (10) days before any such disposition at the address indicated by Pledgor's signature. Any disposition of the Collateral or any part thereof may be for cash or on credit or for future delivery without assumption of any credit risk, with the right of the Collateral Agent to purchase all or any part of the Collateral so sold at any such sale or sales, public or private, free of any equity or right of redemption in Pledgor, which right of equity is, to the extent permitted by applicable law, hereby expressly waived or released by Pledgor.

                  (c) At the direction of the Required Lenders, the Collateral Agent shall sell the Collateral on any credit terms which the Required Lenders deem reasonable. The out-of-pocket costs and expenses of such sale shall be for the account of Pledgor. The sale of any of the Collateral on credit terms shall


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



not relieve Pledgor of its liability with respect to the Secured Obligations. All payments received in respect of any sale of the Collateral by the Collateral Agent or any Lender shall be applied to the Secured Obligations as and when such payments are received and any price received by the Collateral Agent or any Lender in respect of such sale shall be conclusive and binding upon Pledgor.

                  (d) Pledgor recognizes that it may not be feasible to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act, and that it may be necessary to sell privately to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view for the distribution or resale thereof. Pledgor agrees that private sales may be at prices and other terms less favorable to the Seller than if the Collateral were sold at public sale, and that the Collateral Agent has no obligation to delay the sale of any Collateral for the period of time necessary to permit the registration of the Collateral for public sale under the Securities Act. Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

                  (e) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority shall be necessary to effectuate any sale or other disposition of the Collateral or any partial disposition of the Collateral, Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same.

                  (f) The Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold or disposed of, free from any other claim or right of whatever kind, including any equity or right of redemption of Pledgor. Pledgor specifically waives, to the extent permitted by applicable law, all rights of redemption, stay or appraisal which it may have under any rule of law or statute now existing or hereafter adopted.

                  (g) The Collateral Agent shall not be obligated to make any sale or other disposition of the Collateral permitted under this Pledge Agreement, unless the terms thereof shall be satisfactory to the Collateral Agent. The Collateral Agent may, without notice or publication, adjourn any such private or public sale and, upon five (5) days' prior notice to Pledgor, hold such sale at any time or place to which the same may be so adjourned. In case of any such sale of all or any part of the Collateral on credit or future delivery, the Collateral so sold may be retained by the Collateral Agent or any Lender until the selling price is paid by the purchaser thereof, but neither the Collateral Agent nor any Lender shall incur any liability in case of the failure of such purchaser to take up and pay for the property so sold and, in the case of any such failure, such property may again be sold as herein provided.

                  (h) All of the rights and remedies  granted to the  Collateral
Agent and the Lenders, including but not limited to the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as the Collateral Agent or such Lender may deem expedient.


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



                  Section 12.       Limitation on Liability.

                  (a) None of the Collateral Agent, any Lender nor any of their respective directors, officers, employers or agents shall be liable to Pledgor, UDC, UDRC, UDRC II or any New Issuer for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that each of the Collateral Agent and each Lender shall be liable for its own (and only for its own) gross negligence, bad faith or willful misconduct.

                  (b) The Collateral Agent and each Lender shall be protected and shall incur no liability to any party in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document the Collateral Agent or such Lender, as the case may be, reasonably believes to be genuine and to have been duly executed by the appropriate signatory, and (absent actual knowledge to the contrary of any officer of the Collateral Agent or such Lender, as the case may be) neither the Collateral Agent nor any Lender shall be required to make any independent investigation with respect thereto. The Collateral Agent and each Lender shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder.

                  (c) The Collateral Agent and each Lender may consult with qualified counsel, financial advisors or accountants and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the advice of such counsel, financial advisors or accountants.

                  (d) The Collateral Agent shall not be required to exercise any discretion or take any action under this Pledge Agreement, but shall be required to act or refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders, and the Collateral Agent shall not be liable to the Pledgor or any Lender with respect to any action taken or omitted at the direction of the Required Lenders, provided that the Collateral Agent shall not be required to take any action that exposes the Collateral Agent in its sole judgment to personal liability or that is contrary to this Pledge Agreement or applicable law.

                  Section 13. Indemnification. UDC and Pledgor jointly and severally agree to indemnify each of the Collateral Agent, each Lender, each of their respective Affiliates and Subsidiaries (as such terms are defined in the Loan Agreement) and their respective directors, officers, employees and agents, for, and hold each of the Collateral Agent, each Lender, each of their respective Affiliates and Subsidiaries and all of their respective directors, officers, employees and agents harmless against, any loss, liability or expense (including the costs and expenses of defending against any claim of liability) arising out of or in connection with this Pledge Agreement and the transactions contemplated hereby, except that no indemnitee shall be entitled to indemnification to the extent any such loss, liability or expense results from the gross negligence, bad faith or willful misconduct of such indemnitee. The obligation of UDC and Pledgor under this Section shall survive the termination of this Pledge Agreement.

                                    Page - 8

                  Section 14. Termination. This Pledge Agreement shall continue in full force and effect until the Final Date. Subject to any sale or other disposition of the Collateral pursuant to and in accordance with this Pledge Agreement, the Collateral shall be returned to Pledgor on the Final Date. The obligation of UDC under Sections 13 and 15 of this Pledge Agreement shall survive the termination of this Pledge Agreement.

                  Section 15. Compensation and Reimbursement. UDC agrees for the benefit of each Lender and the Collateral Agent and as part of the Secured Obligations to reimburse each Lender and the Collateral Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by such Lender or the Collateral Agent in accordance with any provision of, or carrying out its duties and obligations under, this Pledge Agreement (including the reasonable compensation and fees and the expenses and disbursements of its agents, any independent certified public accounts and independent counsel), except no Person shall be entitled to reimbursement for any expense, disbursement or advances as may be attributable to gross negligence, bad faith or willful misconduct on the part of such Person.

                  Section 16. Foreclosure Expenses. All expenses (including reasonable fees and disbursements of counsel) incurred in compliance with this Pledge Agreement by the Collateral Agent or any Lender in connection with any actual or attempted sale, exchange of, or any enforcement, collection, compromise or settlement respecting this Pledge Agreement or the Collateral, or any other action taken in compliance with this Pledge Agreement by the
Collateral Agent or any Lender hereunder, whether directly or as attorney-in-fact pursuant to a power of attorney or other authorization herein conferred, for the purpose of satisfaction of the Secured Obligations shall be deemed an Secured Obligation for all purposes of this Pledge Agreement and each of the Collateral Agent and each Lender may apply the Collateral to payment of or reimbursement of itself for such liability.

                  Section 17. Obligations Absolute. The obligations of Pledgor under this Pledge Agreement are independent of the Obligations or any other obligations of any other Loan Party under the Loan Documents, and a separate action or actions may be brought and prosecuted against Pledgor to enforce this Pledge Agreement, irrespective of whether any action is brought against the Borrower or any other Loan Party or whether the Borrower or any other Loan Party is joined in any such action or actions. The liability of Pledgor under this Pledge Agreement is joint and several and shall be irrevocable, absolute and unconditional irrespective of, and Pledgor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

                   (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other obligations of any other Loan Party under the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise;


                                    Page - 9

                  (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

                  (d) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other obligations of any other Loan Party under the Loan
         Documents   or  any  other  assets  of  the  Borrower  or  any  of  its
         Subsidiaries;

                   (e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries;

                  (f) any failure of the Collateral Agent or any Lender to disclose to the Borrower or any other Loan Party any information relating to the financial condition, operations, properties or prospects of any other Loan Party now or in the future known to any the Collateral Agent or any Lender (Pledgor hereby waiving any duty on the part of the Collateral Agent or any Lender to disclose such information); or

                  (g) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Collateral Agent or any Lender that might otherwise constitute a defense available to, or a discharge of, the Borrower, Pledgor, any other Loan Party or any other guarantor or surety.

                  This Pledge Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by the Collateral Agent or any Lender or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

                  Section 18. Waivers and Acknowledgments. (a) Pledgor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Secured Obligations and this Pledge Agreement and any requirement that the Collateral Agent or any Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any collateral.

                  (b) Pledgor hereby waives any right to revoke this Pledge Agreement, and acknowledges that this Agreement is continuing in nature and applies to all Secured Obligations, whether existing now or in the future.

                   Section 19. Notices. Any notice or other communication given hereunder shall be in writing and shall be sent by registered mail, postage prepaid, overnight courier or personally delivered or facsimiles to the recipient as follows:


                                   Page - 10

                  To Pledgor:

                           UGLY DUCKLING CAR SALES
                           AND FINANCE CORPORATION
                           2525 East Camelback Road
                           Suite 500
                           Phoenix, Arizona  85016
                           Attn: Jon D. Ehlinger
                           Facsimile:  (602) 852-6637

                           with a copy to:

                           SNELL & WILMER, L.L.P.
                           One Arizona Center
                           Phoenix, Arizona  85004-0001
                           Attention:  David A. Sprentall
                           Facsimile:  (602) 382-6070

                  To Collateral Agent:

                           HARRIS TRUST AND SAVINGS BANK
                           311 West Monroe Street - 12th Floor
                           Chicago, Illinois  60606
                           Attention:  Megan Francis
                           Telephone:  (312) 461-6030
                           Facsimile:   (312) 461-3525

                  To UDC:

                           UGLY DUCKLING CORPORATION
                           2525 East Camelback Road
                           Suite 500
                           Phoenix, Arizona  85016
                           Attn:  Steven P. Johnson
                           Facsimile:  (602) 852-6696

                           with a copy to:

                           SNELL & WILMER, L.L.P.
                           One Arizona Center
                           Phoenix, Arizona  85004-0001
                           Attention:  David A. Sprentall
                           Facsimile:  (602) 382-6070

                  Section 20.       General Provisions.

                  (a) The failure of the Collateral Agent or any Lender to exercise, or any delay in exercising, any right, power or remedy hereunder,

                                   Page - 11
shall not operate as a waiver thereof, nor shall any single or partial exercise by the Collateral Agent or any Lender of any right, power or remedy hereunder preclude any other or future exercise thereof, or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law or any other agreement.

                  (b) The representations, covenants and agreements of Pledgor herein contained shall survive the date hereof; provided, however, that only Sections 13 and 15 shall survive after the Final Date.

                  (c) Neither this Pledge Agreement nor the provisions hereof can be changed, waived or terminated unless any such change, waiver or termination shall be in writing, signed by the parties hereto. This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors, legal representatives and assigns. If any provision of this Pledge Agreement shall be invalid or unenforceable in any respect or in any jurisdiction, the remaining provisions shall remain in full force and effect and shall be enforceable to the maximum extent permitted by law.

                  (d) This Pledge Agreement may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute one instrument.

                  (e) THE VALIDITY OF THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

                  THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS PLEDGE AGREEMENT MAY BE TRIED AND LITIGATED IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. PLEDGOR, COLLATERAL AGENT AND LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS PLEDGE AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.


                                   Page - 12

                   IN WITNESS WHEREOF, the parties hereto have executed and delivered this Pledge Agreement on the date first above written.

                                     UGLY DUCKLING CAR SALES AND FINANCE
                                     CORPORATION, an Arizona corporation


                                     By:      /S/ JON D. EHLINGER
                                     Name:    Jon D. Ehlinger
                                     Title:   V.P./General Counsel/Secretary


                                     UGLY DUCKLING CORPORATION,
                                     a Delaware corporation


                                     By:      /S/ STEVEN P. JOHNSON
                                     Name:    Steven P. Johnson
                                     Title:   Sr. V.P./Secretary/General Counsel


                                     HARRIS TRUST AND SAVINGS BANK


                                     By:      /S/ ROBERT D. FOLTZ
                                     Name:    Robert D. Foltz
                                     Title:   Vice President